                                                                Exhibit 23.1
                                                                ------------

CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No.'s 333-26743, 333-61467 and 333-74490) of Mail-Well, Inc. of our
report dated January 23, 2002 with respect to the consolidated financial statements and schedules of Mail-Well, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.


/s/ ERNST & YOUNG LLP

Denver, Colorado
February 26, 2002